                                  SCHEDULE 13G

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CUSIP NO. 917920 10 0                                      PAGE 16 OF 17 PAGES
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                                    EXHIBIT 1

                            JOINT FILING AGREEMENT OF
                       AMPERSAND 1995 LIMITED PARTNERSHIP,
                 AMP-95 MANAGEMENT COMPANY LIMITED PARTNERSHIP,
                                AMP-95 MCLP LLP,
                       AMPERSAND 1999 LIMITED PARTNERSHIP,
              AMP-99 MANAGEMENT COMPANY LIMITED LIABILITY COMPANY,
                     AMPERSAND 2001 LIMITED PARTNERSHIP AND
               AMP-01 MANAGEMENT COMPANY LIMITED LIABILITY COMPANY


           The undersigned persons agree and consent pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, as of the date set forth below, to the joint filing on their behalf of the Schedule 13G/A to which this Exhibit is attached, in connection with their beneficial ownership of the common stock of V.I. Technologies, Inc. at December 31, 2003 and agree that such statement is filed on behalf of each of them.


AMPERSAND 1995 LIMITED PARTNERSHIP
By: AMP-95 Management Company Limited Partnership, its General Partner
By: AMP-95 MCLP LLP, its General Partner


By:     /s/ Richard A. Charpie
        -------------------------------------------------------------
        Richard A. Charpie, its Managing Partner
        Dated:  February 13, 2004

AMP-95 MANAGEMENT COMPANY LIMITED PARTNERSHIP
By: AMP-95 MCLP LLP, its General Partner


By:     /s/ Richard A. Charpie
        -------------------------------------------------------------
        Richard A. Charpie, its Managing Partner
        Dated:  February 13, 2004

AMP-95 MCLP LLP


By:     /s/ Richard A. Charpie
        -------------------------------------------------------------
        Richard A. Charpie, its Managing Partner
        Dated:  February 13, 2004

                                  SCHEDULE 13G

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CUSIP NO. 917920 10 0                                      PAGE 17 OF 17 PAGES
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AMPERSAND 1999 LIMITED PARTNERSHIP
By: AMP-99 Management Company Limited Liability Company, its General Partner



By: /s/ Richard A. Charpie
    ---------------------------------------------------------------
        Richard A. Charpie, its Principal Managing Member
        Dated:  February 13, 2004


AMP-99 MANAGEMENT COMPANY LIMITED LIABILITY COMPANY



By: /s/ Richard A. Charpie
    ----------------------------------------------------------------
        Richard A. Charpie, its Principal Managing Member
        Dated:  February 13, 2004


AMPERSAND 2001 LIMITED PARTNERSHIP
By: AMP-01 Management Company Limited Liability Company, its General Partner



By: /s/ Richard A. Charpie
    ---------------------------------------------------------------
        Richard A. Charpie, its Principal Managing Member
        Dated:  February 13, 2004


AMP-01 MANAGEMENT COMPANY LIMITED LIABILITY COMPANY



By: /s/ Richard A. Charpie
    ----------------------------------------------------------------
        Richard A. Charpie, its Principal Managing Member
        Dated:  February 13, 2004